UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): March 30, 2015

One 4 Art Limited
(Exact name of registrant as specified in charter)

Nevada	333-179765	39-2078722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One 4 Art Limited

Room 2809-12, 28/F,

Office Tower, Convention Plaza,

1 Harbour Road, Wanchai, Hong Kong

 (Address of principal executive offices)

(852) 3693 0998

(Issuer's Telephone Number)

US Parts Online Inc.

(Former Name if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 5, 2015, the Board of Directors and majority stockholder of US Parts Online Inc. (the “Company”), approved the filing of a Certificate of Amendment to its Articles of Incorporation to change the name of the Company from US Parts Online Inc. to “One 4 Art Limited”. On March 30, 2015, the Company filed a Certificate of Amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada, and the name change became  effective at the open of business on April 1, 2015. Shareholders may, but are not required to, surrender their US Parts Online Inc. stock certificates for issuance of stock certificates by One 4 Art Limited. The Company’s new trading symbol on the OTC Bulletin Board, as of the effective date, is ONFA.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

No.	Description

3.1	Certificate of Amendment to Articles of Incorporation

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

One 4 Art Limited

Date: April 3, 2015	By:	/s/ Chong Cheuk Man Yuki
Chong Cheuk Man Yuki
Director and Chief Financial Officer